UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52784

98-0507522

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (786) 206-5368

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 19, 2015, Abakan Inc. (“Company”) entered into a Settlement Agreement (“Settlement”) with

Sonoro Invest S.A. (“Sonoro”), in connection with a dispute that arose under certain amended convertible promissory notes and a promissory note for an aggregate principal amount of $2,105,000, which caused

Sonoro to file a lawsuit against Abakan on October 1, 2014 in the United States District Court for the

Southern District of Florida, alleging defaults on the promissory notes.

The Settlement provides that all existing promissory notes between the parties be cancelled and replaced with a new senior convertible promissory note in the amount of $2,915,000 with interest at 5% payable in full on February 29, 2016 (“Note”). Should Abakan prepay the Note, on or before July 31, 2015, the amount required to satisfy the Note will decrease to $2,700,000, plus interest, without any penalty. The

Note is convertible, at the sole option of Sonoro, into shares of Abakan’s common stock at $1.00 per share and a ½ warrant that entitles the holder of one full warrant to purchase an additional share of

Abakan at $1.50 until repayment.

The Note ranks senior to any other indebtedness, except with respect to existing secured creditors including George Town Associates S.A. (“George Town”). Nevertheless, the Settlement allows Abakan to enter into additional secured indebtedness, on substantially the same terms as it has with George Town,

for the purpose of satisfying amounts due to George Town, if such indebtedness is secured from certain lenders or from within a certain classification of lenders.

The Settlement further provides that in the event Abakan fails to satisfy the Note in full, on or before maturity, Sonoro would be entitled to a file a mutually executed Stipulated Consent Award with JAMS.

Abakan waives and agrees not to assert any defenses to the Stipulated Consent Award. The filing of the

Stipulated Consent Award would effectively act as an arbitration award and judgment that could be entered in any court having jurisdiction over the Company.

A stipulation for a dismissal of the Sonoro lawsuit has been filed with the Court.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION

UNDER AN OFF-BALANCE SHEET ARRANGMENT OF REGISTRANT

_____________________________________________________________________________________

The  disclosures  required  by  this  Item  2.03  are  contained  in  Item  1.01,  above,  and  are  incorporated  as  if fully restated herein.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

_____________________________________________________________________________________

(d)

Exhibit

10.1

Settlement Agreement dated May 19, 2015

_____________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: /s/ Robert H. Miller

May 19, 2015

Name: Robert H. Miller

Title: Chief Executive Officer

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